UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): February 29, 2008

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-140548	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated February 29, 2008 and filed (by the required date) on March 3, 2008 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Intermountain Hotels Portfolio

Independent Auditors’ Report	2
Combined Balance Sheets—December 31, 2007 and 2006	3
Combined Statements of Income—Years Ended December 31, 2007 and 2006	4
Combined Statements of Cash Flows—Years Ended December 31, 2007 and 2006	5
Notes to Combined Financial Statements	7

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Eight, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2007	15
Notes to Pro Forma Condensed Consolidated Balance Sheet	17
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2007	18
Notes to Pro Forma Condensed Consolidated Statement of Operations	23

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Apple Eight Hospitality Ownership, Inc.

We have audited the accompanying combined balance sheets of InterMountain Hotels Portfolio, as of December 31, 2007 and 2006, and the related combined statements of income and cash flows for the years then ended. These financial statements are the responsibility of the Hotels’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of InterMountain Hotels Portfolio, as of December 31, 2007 and 2006, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 9, the investment in the hotels is being sold.

/s/ Wilson, Price, Barranco, Blankenship & Billingsley, PC

Montgomery, Alabama

March 11, 2008

INTERMOUNTAIN HOTELS PORTFOLIO

COMBINED BALANCE SHEETS

DECEMBER 31, 2007 AND 2006

	2007	2006
ASSETS
Investments in hotels, net of accumulated depreciation of $7,167,363 and $5,373,441, respectively	$38,353,771	$39,385,037
Construction in process	—	31,070
Cash and cash equivalents	393,875	251,088
Restricted cash—furniture, fixtures and other escrows	3,418,458	2,899,388
Accounts receivable	156,119	152,608
Advances to related parties	801,668	504,912
Prepaid expenses and other current assets	81,131	86,650
Franchise fees, net of accumulated amortization of $67,063 and $51,313, respectively	247,937	263,687
Intangible assets, net of accumulated amortization of $119,034 and $42,989, respectively	312,412	388,457

TOTAL ASSETS	$43,765,371	$43,962,897

LIABILITIES AND MEMBERS’ DEFICIT

LIABILITIES
Mortgages payable	$39,737,895	$40,267,021
Advances from related parties	3,964,897	3,967,897
Accounts payable—related parties	77,279	95,717
Accounts payable and accrued expenses	1,159,826	957,782

Total liabilities	44,939,897	45,288,417
MEMBERS’ DEFICIT	(1,174,526)	(1,325,520)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$43,765,371	$43,962,897

See independent auditors’ report and notes to combined financial statements.

INTERMOUNTAIN HOTELS PORTFOLIO

COMBINED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
REVENUES
Rooms	$15,158,188	$11,749,875
Other	453,516	465,423

Total revenues	15,611,704	12,215,298

EXPENSES
Rooms	3,960,175	3,190,619
Food and beverage	388,169	329,079
Hotel administration	2,137,733	1,694,395
Property operation, maintenance and energy costs	1,600,921	1,211,861
Management and franchise fees	1,482,426	1,148,856
Taxes, insurance and other	855,345	634,318
Depreciation and amortization	1,885,717	1,349,194

Total expenses	12,310,486	9,558,322

OPERATING INCOME	3,301,218	2,656,976
Interest income	47,039	34,625
Interest expense	(2,897,263)	(2,086,273)

NET INCOME	$450,994	$605,328

See independent auditors’ report and notes to combined financial statements.

INTERMOUNTAIN HOTELS PORTFOLIO

COMBINED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$450,994	$605,328
Adjustments to reconcile net income to net cash provided by operating activities:
Bad debts	7,354	14,920
Depreciation and amortization	1,885,717	1,349,194
Change in assets and liabilities:
(Increase) decrease in:
Accounts receivable	(10,815)	(58,034)
Prepaid expenses and other current assets	5,469	(27,363)
Increase (decrease) in:
Accounts payable and accrued expenses	202,043	173,608
Accounts payable—related party	(18,438)	64,240

Net cash provided by operating activities	2,522,324	2,121,893

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of capital assets, including construction in progress	(461,993)	(31,070)
Advances to related parties	(296,756)	(199,574)
Payments received on advances to related parties	—	196,664
Net increase in cash restricted for property improvements	(519,070)	(1,092,388)
Intangible assets acquired	—	(249,940)
Franchise fees	—	(90,000)

Net cash used in investing activities	(1,277,819)	(1,466,308)

CASH FLOWS FROM FINANCING ACTIVITIES
Bank overdraft	—	(386,394)
Proceeds from mortgages payable	—	644,593
Principal payments on mortgages payable	(798,718)	(557,198)
Advances from related parties	427,000	175,000
Payments on advances from related parties	(430,000)	(59,000)
Distributions	(300,000)	(355,000)

Net cash used by financing activities	(1,101,718)	(537,999)

NET INCREASE IN CASH AND CASH EQUIVALENTS	142,787	117,586
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	251,088	133,502

CASH AND CASH EQUIVALENTS AT END OF YEAR	$393,875	$251,088

See independent auditors’ report and notes to combined financial statements.

INTERMOUNTAIN HOTELS PORTFOLIO

COMBINED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash payments for interest, including capitalized interest	$2,894,234	$2,361,234

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Property and equipment financed by mortgages payable	$269,593	$9,171,988

See independent auditors’ report and notes to combined financial statements.

INTERMOUNTAIN HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2007 AND 2006

1.	NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The accompanying combined financial statements present the financial information of the following Hotel properties (the Hotels):

B.W. Hotels, LLC is a Louisiana limited liability company which was formed on April 16, 1998, for the purpose of acquiring land and developing a Courtyard by Marriott and operating the hotel under a management agreement with InterMountain Management, LLC (the Manager). The hotel, located in Wichita, Kansas became operational in April 2000, when the management agreement became effective and the hotel commenced operations.

FIS Rogers, LLC is a Georgia limited liability company which was formed on January 1, 2002, for the purpose of acquiring land and developing a Fairfield Inn by Marriott and operating the hotel under a management agreement with InterMountain Management, LLC (the Manager). The hotel, located in Rogers, Arkansas became operational in September 2002, when the management agreement became effective and the hotel commenced operations.

R.R.I., LLC is a Louisiana limited liability company which was formed on April 11, 2002, for the purpose of acquiring land and developing a Residence Inn by Marriott and operating the hotel under a management agreement with InterMountain Management, LLC (the Manager). The hotel, located in Rogers, Arkansas became operational in December 2003, when the management agreement became effective and the hotel commenced operations.

Skibo Lodging, LLC is a Louisiana limited liability company which was formed on September 21, 2004, for the purpose of acquiring land and developing a Residence Inn by Marriott and operating the hotel under a management agreement with InterMountain Management, LLC (the Manager). The hotel, located in Fayetteville, North Carolina became operational in December 2006, when the management agreement became effective and the hotel commenced operations.

Texarkana Lodging, LP is a Texas limited partnership which was formed on March 14, 2002, for the purpose of acquiring land and developing a Courtyard by Marriott and operating the hotel under a management agreement with InterMountain Management, LLC (the Manager). The hotel, located in Texarkana, Texas became operational in August 2003, when the management agreement became effective and the hotel commenced operations.

Texarkana Lodging 2, LP is a Texas limited partnership which was formed on September 20, 2004, for the purpose of acquiring land and developing a TownePlace Suites by Marriott and operating the hotel under a management agreement with InterMountain Management, LLC (the Manager). The hotel, located in Texarkana, Texas became operational in August 2006, when the management agreement became effective and the hotel commenced operations.

W.B. Hotels, LLC is a Louisiana limited liability company which was formed on May 19, 1998, for the purpose of acquiring land and developing a Residence Inn by Marriott and operating the hotel under a management agreement with InterMountain Management, LLC (the Manager). The hotel, located in Springdale, Arkansas became operational in August 2001, when the management agreement became effective and the hotel commenced operations.

Personal Assets and Liabilities and Members’ Salaries

In accordance with the generally accepted method of presenting limited liability company and partnership financial statements, the combined financial statements do not include the personal assets and liabilities of the

INTERMOUNTAIN HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2007 AND 2006

members, including their obligation for income taxes on their distributive shares of the net income of the limited liability company or partnership nor any provision for income tax expense.

The expenses shown in the combined statements of income do not include any salaries to the members.

Cash and Cash Equivalents

The Hotels consider all short-term investments with an original maturity of three months or less to be cash equivalents.

Principles of Combination

The accompanying financial statements of InterMountain Hotels Portfolio include the accounts of B.W. Hotels, LLC, FIS Rogers, LLC, R.R.I., LLC, Skibo Lodging, LLC, Texarkana Lodging, LP, Texarkana Lodging 2, LP, and W.B. Hotels, LLC (collectively the Hotels). The Hotels are separate legal entities that share management and common ownership. All significant related balances and transactions have been eliminated in combination.

Concentrations of Credit Risk

The Hotels maintain their cash in bank deposit accounts which, at times, may exceed federally insured limits. The Hotels have not experienced any losses in such accounts. The Hotels believe they are not exposed to any significant credit risk on cash.

Restricted Funds

The Hotels are required to fund the mortgage holders with sufficient funds to cover property taxes, property insurance and the cost of replacements and renewals to the hotel’s property and improvements. The mortgagor holds these funds in escrow in short-term money market securities on behalf of the hotels until the funds are spent on property taxes, property insurance and capital improvements.

Accounts Receivable

The Hotels report trade receivables at gross amounts due from customers. Because historical losses related to these receivables have been insignificant, management uses the direct write-off method to account for bad debts. On a continuing basis, management analyzes delinquent receivables and, once these receivables are determined to be uncollectible, they are written off through a charge against operations.

Investment in Hotels

The investment in hotels is stated at cost. Interest and property taxes incurred during the construction of the facilities were capitalized and depreciated over the life of the asset. Costs of improvements are capitalized. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in operations.

INTERMOUNTAIN HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2007 AND 2006

Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets. The useful lives of assets are 40 years for buildings, 20 years for improvements and 5 to 10 years for furniture, fixtures and equipment.

Valuation of Long-Lived Assets

The Hotels account for the valuation of long-lived assets under Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reportable at the lower of the carrying amount or fair value, less costs to sell. No impairment losses have been recorded to date.

Franchise Fees

Franchise fees are amortized on a straight-line basis which approximates the effective interest method over the term of the agreement commencing on the hotel opening dates.

Loan Origination Costs

Construction loan costs are capitalized to investment in hotel property and are depreciated in accordance with the Hotels’ normal depreciation policies. Permanent loan costs are amortized using straight-line methods, which approximates the effective interest method, over the terms of the respective mortgages.

Income Taxes

No federal or state income taxes are payable by the Hotels, and therefore, no tax provision has been reflected in the accompanying financial statements. The members are required to include their respective share of the Hotels profits or losses in their individual tax returns. The tax returns, the status of the Hotels as such for tax purposes, and the amount of allocable Hotels income or loss, are subject to examinations by the Internal Revenue Service. If such examinations result in changes with respect to the Hotels status, or in changes to allowable Hotels income or loss, the tax liability of the members would be changed accordingly.

Revenue Recognition

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or consummation of purchases of other hotel services.

Sales and Marketing

Sales and marketing costs are expensed when incurred. These costs represent the expense for franchise advertising and reservation systems under the terms of the hotel management agreement and general and administrative expenses that are directly attributable to advertising and promotion. Sales and marketing expenses totaled $252,240 and $277,481 for the years ended December 31, 2007 and 2006, respectively.

INTERMOUNTAIN HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2007 AND 2006

Lodging and Sales Taxes

The Hotels collect various taxes from customers and remit these amounts to applicable taxing authorities. The Hotels’ accounting policy is to exclude these taxes from revenues and cost of sales.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingencies at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	INVESTMENT IN HOTEL PROPERTIES

The following is a reconciliation of the carrying value of the investment in hotels at December 31, 2007 and 2006:

	2007	2006
Land and land improvements	$5,387,396	$5,387,396
Building and improvements	29,769,566	29,006,910
Furniture, fixtures and equipment	10,364,172	10,364,172

	45,521,134	44,758,478
Less accumulated depreciation	(7,167,363)	(5,373,441)

Investment in hotels, net	$38,353,771	$39,385,037

Depreciation expense was $1,793,922 and $1,303,102 for the years ended December 31, 2007 and 2006, respectively.

3.	RESTRICTED CASH

Restricted cash at December 31, 2007 and 2006, consisted of the following:

		2007	2006
B.W. Hotels, LLC	Reserve for replacement	$345,770	$576,843
	Other escrow	146,774	144,371
FIS Rogers, LLC	Reserve for replacement	104,098	207,753
R.R.I., LLC	Reserve for replacement	668,692	528,752
	Other escrow	130,079	119,555
Skibo Lodging, LLC	Reserve for replacement	321,910	—
	Other escrow	16,860	—
Texarkana Lodging, LP	Reserve for replacement	867,460	801,257
	Other escrow	294,994	205,522
Texarkana Lodging 2, LP	Reserve for replacement	511,361	266,043
W.B. Hotels, LLC	Reserve for replacement	10,460	49,292

		$3,418,458	$2,899,388

INTERMOUNTAIN HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2007 AND 2006

4.	MORTGAGES PAYABLE

Mortgages payable at December 31, 2007 and 2006, consisted of the following:

	2007	2006
B.W. Hotels, LLC—Mortgage with Column Financial, Inc., secured by land, building and improvements; term of 10 years and due September 2015; interest at 5.68%	$4,799,903	$4,895,419

FIS Rogers, LLC—Mortgage with Chambers Bank, secured by land, building and improvements; term of 1 year and due December 2008; interest at 7.50%	5,237,841	5,456,084

FIS Rogers, LLC—Second mortgage with Chambers Bank, secured by land, building and improvements; term of 1 year and due December 2008; interest at 7.50%	569,347	593,070

R.R.I., LLC—Mortgage with Column Financial, Inc., secured by land, building and improvements; term of 10 years and due September 2015; interest at 5.68%	6,525,778	6,656,524

Skibo Lodging, LLC—Mortgage with Stancorp Mortgage Investors, Inc., secured by land, building and improvements; term of 6 years and due December 2011; interest at LIBOR plus 4.00%	7,242,524	6,980,407

Texarkana Lodging, LP—Mortgage with Column Financial, Inc., secured by land, building and improvements; term of 10 years and due January 2015; interest at 6.27%	5,127,733	5,226,605

Texarkana Lodging 2, LP—Mortgage with Century Bank, secured by land, building and improvements; term of 3 years and due June 2010; interest at 7.00%	5,730,548	5,800,000

W.B. Hotels, LLC—Mortgage with Arvest Bank, secured by land, building and improvements; term of 3 years and due June 2010; interest at 7.50%	4,189,587	4,328,706

W.B. Hotels, LLC—Second mortgage with Arvest Bank, secured by land, building and improvements; term of 5 years and due September 2009; interest at 6.00%	314,634	330,206

	$39,737,895	$40,267,021

Future maturities at December 31, 2007, are as follows:

Year ending December 31,
2008	$6,622,473
2009	1,146,740
2010	9,773,851
2011	7,327,497
2012	457,480
Thereafter	14,409,854

Total	$39,737,895

Interest of $349,743 was capitalized in the year ended December 31, 2006.

INTERMOUNTAIN HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2007 AND 2006

5.	CHANGES IN EQUITY

Changes in the Hotels equity accounts during 2007 and 2006 are summarized below:

	2007	2006
Beginning balance (deficit)	$(1,325,520)	$(1,575,848)
Net income	450,994	605,328
Distributions	(300,000)	(355,000)

Ending balance (deficit)	$(1,174,526)	$(1,325,520)

6.	FRANCHISE AGREEMENTS

Franchise fees totaling $315,000 have been paid to Marriott, Inc. as of December 31, 2007 and 2006. Amortization expense totaled $15,750 and $12,292 for the years ended December 31, 2007 and 2006, respectively.

Estimated aggregate amortization expense is as follows:

2008	$15,750
2009	15,750
2010	15,750
2011	15,750
2012	15,750
Thereafter	169,187

Total	$247,937

The Hotels are subject to various franchise agreements under which the Hotels agree to use the Franchisor’s trademark, standards of service (cleanliness, management, advertising) and construction quality and design. There are agreements with Marriott (Fairfield Inn, Residence Inn, Courtyard and TownePlace Suites). The agreements cover initial term of 20 years with varying renewal terms. The agreements provide for payment of base management fees, which are calculated monthly and are approximately 7% of gross rental revenues. Franchise fees of $1,057,448 and $784,808 were paid in 2007 and 2006, respectively.

7.	INTANGIBLE ASSETS

Intangible assets as of December 31, 2007 and 2006, consisted of permanent loan costs. Amortization expense, computed using the straight-line method, was $76,045 and $33,801 for the years ended December 31, 2007 and 2006, respectively.

Estimated aggregate amortization expense is as follows:

2008	$76,045
2009	62,514
2010	43,569
2011	43,569
2012	41,451
Thereafter	45,264

Total	$312,412

INTERMOUNTAIN HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2007 AND 2006

8.	RELATED PARTIES

The Hotels are subject to management agreements with InterMountain Management, LLC, which cover an initial term of 10 years with varying renewal terms. The agreements provide for payment of base management fees which are calculated monthly and range from 1.5% to 3% of gross rental revenues. Management fees of $424,978 and $364,048 were expensed in 2007 and 2006, respectively. In addition, the Hotels pay $1,250 per month for accounting services.

The following are related party transactions with entities that have common ownership with the Hotels:

		2007	2006
	Advances to:

B.W. Hotels, LLC	B.W. Lawton, LLC	$305,338	$305,338
	Olathe Hotels, LLC	200,000	—
	Max's Partnership	2,129	—
R.R.I., LLC	Legacy Lodging, LLC	199,574	199,574
Skibo Lodging, LLC	Skibo Lodging 2, LLC	94,627	—

		$801,668	$504,912

	Advances from:

B.W. Hotels, LLC	Individual Members	$326,000	$326,000
	Forbes Hotels, LLC	274,000	274,000
	Lawton Hotels, LLC	85,000	85,000
FIS Rogers, LLC	InterMountain Management, LLC	—	30,000
Skibo Lodging, LLC	Individual Members	1,350,000	1,050,000
	Airport, LLC	7,000	—
	MTW, LLC	362,957	362,957
	Pecanland Hotels, LLC	16,940	16,940
	Sierra Hills, LLC	175,000	175,000
	Spokane Hotels, LLC	120,000	—
Texarkana Lodging, LP	Individual Members	350,000	750,000
Texarkana Lodging 2, LP	Individual Members	850,000	850,000
W.B. Hotels, LLC	Lawton Hotels, LLC	48,000	48,000

		$3,964,897	$3,967,897

	Related party accounts payable:

B.W. Hotels, LLC	Individual Members	$—	$5,000
	InterMountain Management, LLC	11,384	8,741
FIS Rogers, LLC	InterMountain Management, LLC	8,453	5,635
R.R.I., LLC	Individual Members	—	15,000
	InterMountain Management, LLC	10,732	11,181
Skibo Lodging, LLC	InterMountain Management, LLC	12,831	7,584
Texarkana Lodging, LP	Individual Members	—	4,375
	InterMountain Management, LLC	12,622	9,710
Texarkana Lodging 2, LP	Individual Members	—	4,958
	InterMountain Management, LLC	11,178	10,981
W.B. Hotels, LLC	Individual Members	—	5,000
	InterMountain Management, LLC	10,079	7,552

		$77,279	$95,717

INTERMOUNTAIN HOTELS PORTFOLIO

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2007 AND 2006

9.	SUBSEQUENT EVENT

In December 2007, the Hotels entered into a contract to sell the real and personal property of B.W. Hotels, LLC, FIS Rogers, LLC, R.R.I., LLC, Skibo Lodging, LLC, Texarkana Lodging, LP, Texarkana Lodging 2, LP and W.B. Hotels, LLC to Apple Eight Hospitality Ownership, Inc. for a gross purchase price of $65,800,000. As of March 11, 2008, four of the seven hotels have closed and the remaining hotels are expected to close in the near future.

APPLE REIT EIGHT, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2007 (UNAUDITED)

(IN THOUSANDS, EXCEPT SHARE DATA)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hampton Inn	Port Wentworth, GA	$10.8	January 2, 2008
Independent	New York, NY	99.0	January 4, 2008
Hilton Garden Inn	Annapolis, MD	25.0	January 15, 2008
Hampton Inn	Matthews, NC	11.3	January 15, 2008
Hampton Inn	Dunn, NC	12.5	January 24, 2008
Hilton Garden Inn	Tallahassee, FL	13.2	January 25, 2008
Hampton Inn	Concord, NC	9.2	March 7, 2008
SpringHill Suites	Sanford, FL	11.2	March 14, 2008

True North Hotels Portfolio (7 Hotels):
Residence Inn	Marlborough, MA	20.2	January 15, 2008
Hampton Inn & Suites	Westford, MA	15.3	March 6, 2008
SpringHill Suites	Overland Park, KS	8.9	March 17, 2008
Residence Inn	Kansas City, MO	17.4	Pending
Residence Inn	Overland Park, KS	15.9	Pending
Residence Inn	Westford, MA	14.9	Pending
Fairfield Inn & Suites	Overland Park, KS	12.1	Pending

Intermountain Hotels Portfolio (7 Hotels):
Fairfield Inn & Suites	Rogers, AR	8.0	February 29, 2008
Residence Inn	Rogers, AR	11.7	February 29, 2008
Courtyard	Texarkana, TX	12.9	March 7, 2008
TownePlace Suites	Texarkana, TX	9.1	March 7, 2008
Residence Inn	Springdale, AR	5.6	March 14, 2008
Courtyard	Wichita, KS	8.3	Pending
Residence Inn	Fayetteville, NC	12.2	Pending

Dimension Hotels Portfolio (4 Hotels):
Hilton Garden Inn	Sacramento, CA	27.6	March 7, 2008
Courtyard	Cypress, CA	29.0	Pending
Homewood Suties	San Jose, CA	19.5	Pending
Homewood Suties	Tukwila, WA	14.5	Pending

Total		$455.3

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Newport Hospitality Group, Inc., Larry Blumberg & Associates, True North Hotel Group, Inc., White Lodging Services Corporation, McKibbon Hotel Group, Inc., Intermountain Management, LLC, Marriott International, Inc. and Dimension Development Company under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Eight, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of December 31, 2007, nor does it purport to represent the future financial position of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels, as included in this document.

BALANCE SHEET AS OF DECEMBER 31, 2007 (UNAUDITED)

(IN THOUSANDS, EXCEPT SHARE DATA)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$87,310	$466,377	(A)	$553,687
Cash and cash equivalents	562,009	(426,544	)(C)	135,465
Other assets	21,452	—		21,452

Total Assets	$670,771	$39,833		$710,604

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage note payable—secured	$—	$39,594	(B)	$39,594
Accounts payable and accrued expenses	452	239	(B)	691

Total liabilities	452	39,833		40,285

Preferred stock, authorized 15,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 200,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 240,000 shares	24	—		24
Common stock, no par value, authorized 200,000,000 shares	679,361	—		679,361
Distributions greater than net income	(9,066)	—		(9,066)

Total shareholders’ equity	670,319	—		670,319

Total liabilities and shareholders’ equity	$670,771	$39,833		$710,604

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

(A)	The estimated total purchase price for the 26 properties that have been, or will be, purchased after December 31, 2007 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Port Wentworth, GA Hampton Inn	New York, NY Indpendent	Annapolis, MD Hilton Garden Inn	Matthews, NC Hampton Inn	Dunn, NC Hampton Inn	Tallahassee, FL Hilton Garden Inn	Concord, NC Hampton Inn	Sanford, FL SpringHill Suites	True North Hotels Portfolio	Intermountain Hotels Portfolio	Dimension Hotels Portfolio	Total Combined
Purchase price per contract	$10,780	$99,000	$25,000	$11,300	$12,500	$13,200	$9,200	$11,150	$104,400	$67,806	$90,630	$454,966
Other closing and capitalized costs (credits) incurred	108	455	254	(337)	237	119	46	56	498	422	453	2,311
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	216	1,980	500	226	250	264	184	223	2,088	1,356	1,813	9,100

Investment in hotel properties	11,104	101,435	25,754	11,189	12,987	13,583	9,430	11,429	106,986	69,584	92,896	466,377	(A)

Net other assets/(liabilities) assumed	—	(124)	5	(2)	12	(31)	(5,143)	—	(27,155)	(7,395)	—	(39,833	)(B)

Total purchase price	$11,104	$101,311	$25,759	$11,187	$12,999	$13,552	$4,287	$11,429	$79,831	$62,189	$92,896	$426,544	(C)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotels including, mortgages payable, operational charges and credits and prepaid or accrued property taxes.

(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

APPLE REIT EIGHT, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2007

(IN THOUSANDS, EXCEPT PER SHARE DATA)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Somerset, NJ	$16.0	November 9, 2007
SpringHill Suites	Greensboro, NC	8.0	November 9, 2007
Courtyard	Harrisonburg, VA	23.2	November 16, 2007
Hampton Inn	Bowling Green, KY	18.8	December 6, 2007
Homewood Suites	Chattanooga, TN	8.6	December 14, 2007
Hampton Inn	Port Wentworth, GA	10.8	January 2, 2008
Independent	New York, NY	99.0	January 4, 2008
Hilton Garden Inn	Annapolis, MD	25.0	January 15, 2008
Hampton Inn	Matthews, NC	11.3	January 15, 2008
Hampton Inn	Dunn, NC	12.5	January 24, 2008
Hilton Garden Inn	Tallahassee, FL	13.2	January 25, 2008
Hampton Inn	Concord, NC	9.2	March 7, 2008
SpringHill Suites	Sanford, FL	11.2	March 14, 2008

True North Hotels Portfolio (7 Hotels):
Residence Inn	Marlborough, MA	20.2	January 15, 2008
Hampton Inn & Suites	Westford, MA	15.3	March 6, 2008
SpringHill Suites	Overland Park, KS	8.9	March 17, 2008
Residence Inn	Kansas City, MO	17.4	Pending
Residence Inn	Overland Park, KS	15.9	Pending
Residence Inn	Westford, MA	14.9	Pending
Fairfield Inn & Suites	Overland Park, KS	12.1	Pending

Intermountain Hotels Portfolio (7 Hotels):
Fairfield Inn & Suites	Rogers, AR	8.0	February 29, 2008
Residence Inn	Rogers, AR	11.7	February 29, 2008
Courtyard	Texarkana, TX	12.9	March 7, 2008
TownePlace Suites	Texarkana, TX	9.1	March 7, 2008
Residence Inn	Springdale, AR	5.6	March 14, 2008
Courtyard	Wichita, KS	8.3	Pending
Residence Inn	Fayetteville, NC	12.2	Pending

Dimension Hotels Portfolio (4 Hotels):
Hilton Garden Inn	Sacramento, CA	27.6	March 7, 2008
Courtyard	Cypress, CA	29.0	Pending
Homewood Suties	San Jose, CA	19.5	Pending
Homewood Suties	Tukwila, WA	14.5	Pending

Total		$529.9

This Pro Forma Condensed Consolidated Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Newport Hospitality Group, Inc., Larry Blumberg & Associates, True North Hotel Group, Inc., White Lodging Services Corporation, McKibbon Hotel Group, Inc., Intermountain Management, LLC, Marriott International, Inc. and Dimension Development Company under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Eight, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Eight, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2007, nor do they purport to represent the future financial results of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the historical Statements of Operations of the acquired hotels, as included in this document.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2007

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Company Historical Statement of Operations	TLC Somerset, S.M.L.L.C. Somerset, NJ Courtyard (A)	Newport Patriot, L.L.C. Bowling Green, KY Hampton Inn (A)	Amtel Associates, LLC Chattanooga, TN Homewood Suites (A)	BRR Greensboro, S.M.L.L.C. & BRR Harrisonburg, S.M.L.L.C. SpringHill Suites and Courtyard (A)	Newport Historic, L.L.C., Newport Virginian, L.L.C. & Newport Savannah, L.L.C. Port Wentworth, GA Hampton Inn (A)	Hotel 57 New York, NY Indpendent (A)
Revenue:
Room revenue	$1,385	$4,181	$3,181	$2,011	$5,395	$2,942	$12,702
Other revenue	100	429	51	50	239	40	2,153

Total revenue	1,485	4,610	3,232	2,061	5,634	2,982	14,855

Expenses
Operating expenses	769	2,284	1,343	725	2,002	1,058	11,416
General and administrative	1,046	463	315	178	574	382	2,051
Management and franchise fees	117	432	252	260	764	390	501
Taxes, insurance and other	165	198	78	164	135	160	531
Depreciation of real estate owned	333	180	208	—	319	299	2,604

Interest, net	(6,343)	507	152	375	321	397	4,421

Total expenses	(3,913)	4,064	2,348	1,702	4,115	2,686	21,524
Income tax expense	—	—	57	—	35	—	—

Net income (loss)	$5,398	$546	$827	$359	$1,484	$296	$(6,669)

Basic and diluted earnings (loss) per common share	$0.35

Weighted average common shares outstanding—basic and diluted	15,376

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2007

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Charlotte/ Matthews—Hilton Hampton Inn (A)	Riva Hospitality, LLC Annapolis, MD Hilton Garden Inn (A)	Dunn, NC Hampton Inn (A)	Carlton Hospitality, LLC Tallahassee, FL Hilton Garden Inn (A)	Concord, NC Hampton Inn (A)	Sanford, FL SpringHill Suites (A)	True North Hotels Portfolio (7 Hotels) (A)
Revenue:
Room revenue	$2,610	$1,557	$2,408	$2,700	$2,245	$2,500	$18,275
Other revenue	70	69	30	318	54	113	95

Total revenue	2,680	1,626	2,438	3,018	2,299	2,613	18,370

Expenses
Operating expenses	876	992	854	1,422	707	1,290	8,126
General and administrative	273	307	403	115	201	86	1,392
Management and franchise fees	218	197	194	258	288	308	1,761
Taxes, insurance and other	85	60	93	218	101	242	908
Depreciation of real estate owned	136	608	338	841	248	221	2,501
Interest, net	181	393	764	541	249	(17)	3,612

Total expenses	1,769	2,557	2,646	3,395	1,794	2,130	18,300

Income tax expense	—	—	—	—	—	—	—

Net income (loss)	$911	$(931)	$(208)	$(377)	$505	$483	$70

Basic and diluted earnings (loss) per common share
Weighted average common shares outstanding—basic and diluted

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2007

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Intermountain Hotels Portfolio (7 Hotels) (A)	Dimension Hotels Portfolio (4 Hotels) (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$15,158	$20,378	$—		$99,628
Other revenue	454	2,055	—		6,320

Total revenue	15,612	22,433	—		105,948

Expenses
Operating expenses	5,950	7,338	—		47,152
General and administrative	2,138	3,718	2,000	(B)	15,642
Management and franchise fees	1,482	2,382	—		9,804
Taxes, insurance and other	855	811	—		4,804
Depreciation of real estate owned	1,886	3,509	(14,231	)(C)	15,769
			15,769	(D)
Interest, net	2,850	3,362	(10,357	)(E)	1,408

Total expenses	15,161	21,120	(6,819)		94,579
Income tax expense	—	—	(92	)(G)	—

Net income (loss)	$451	$1,313	$6,911		$11,369

Basic and diluted earnings (loss) per common share					$0.22

Weighted average common shares outstanding—basic and diluted			35,766	(F)	51,142

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2007 for the respective period prior to acquisition by the Company. The Company was initially formed on January 22, 2007, and had no operations before that date. Additionally, two properties began operations during 2007, and one property remained under construction as of December 31, 2007. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Annapolis, MD Hilton Garden Inn, opened June 2007, Westford, MA Hampton Inn & Suties, opened August 2007 and Overland Park, KS Fairfield Inn & Suites is under construction.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2007, or the dates the hotels began operations.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2007, or the dates the hotels began operations.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

March 28, 2008